Certain identified information, MARKED BY “[***]”, has been excluded from this exhibit because it is both not material and is the type that the registrant treats as private or confidential.

CONFIDENTIAL

Exhibit 10.12

SECOND AMENDMENT TO MASTER COLLABORATION AGREEMENT

This Second Amendment to Master Collaboration Agreement (this “Second Amendment”) is made and entered into as of October 21, 2021 (the “Second Amendment Effective Date”), by and between and Vertex Pharmaceuticals Incorporated (“Vertex”) and Kymera Therapeutics, Inc. (“Company”), and amends that certain Master Collaboration Agreement (the “Agreement”), dated as of May 9, 2019 by and between Vertex and Company, as amended by that certain First Amendment to Master Collaboration Agreement, dated as of August 27, 2020. All capitalized terms used, but not otherwise defined, in this Second Amendment shall have the meaning given to them in the Agreement.

Whereas, pursuant to Section 13.6 of the Agreement, the Parties wish to amend the Agreement in accordance with the terms and conditions set forth herein.

Now, Therefore, in consideration of the foregoing premises and the mutual covenants set forth below, and for other good and valuable consideration, the receipt of which is hereby acknowledged, Vertex and Company hereby agree as follows:

1.
Amendments.
a.
Pursuant to Section 2.3.1 of the Agreement, the Parties agree to substitute the Reserved Target, [***], for the Collaboration Target, [***], as a Collaboration Target. As of the Second Amendment Effective Date, (a) [***] shall be a Collaboration Target and cease to be a Reserved Target, and (b) [***] shall be a Terminated Target and cease to be a Collaboration Target. As such, Schedule 1.35 and Schedule 1.178 shall be deleted and replaced in their entirety with such schedules as set forth on Exhibit A attached hereto.
b.
A new Section 2.11 is hereby added following Section 2.10 as follows:

2.11 Early Research for [***].

2.11.1. [***] Initial Research. Notwithstanding anything to the contrary in this Agreement, the initial purpose of the Collaboration Program for the Collaboration Target, [***], shall be the generation of a Collaboration Compound directed against [***] that meets the criteria set forth on Exhibit B (a “[***] Degrader”). Following the Second Amendment Effective Date, Company shall promptly prepare and provide to Vertex an initial Research Plan for [***]; provided that, notwithstanding the requirements of Research Plans as set forth in Section 2.3.1, such initial Research Plan for [***] shall be limited to a high-level description of the activities Company anticipates are reasonably necessary to generate a [***] Degrader within [***] months of the Second Amendment Effective Date rather than the activities to identify a Candidate Drug (such Research Plan, the “[***] Early Research Plan”). Vertex shall provide one or more Vertex Components for use in the Collaboration Program for [***].

2.11.2 Target Validation. If Company identifies a [***] Degrader in connection with the activities contemplated by the [***] Early Research Plan, it shall promptly

Exhibit 10.12

provide notice to Vertex and provide any supporting data regarding such [***] Degrader reasonably requested by Vertex and in the possession and control of Company; provided that Company shall in no event be required to conduct any new or additional Research or other activities to generate any such additional information or records. Thereafter, Vertex shall prepare and provide to Company a work plan for its conduct of a target validation experiment in [***] using such [***]Degrader and shall consider any comments from Company on such work plan in good faith (such experiment, the “Validation Experiment” and such work plan, the “Validation Experiment Work Plan”). Vertex will use Commercially Reasonable Efforts to perform the Validation Experiment in accordance with the Validation Experiment Work Plan. Company shall provide Vertex with the [***] Degrader in such quantities as reasonably necessary for the Validation Experiment as set forth in the Validation Experiment Work Plan. Upon completion of the Validation Experiment, Vertex will provide a summary of the results to Company including an assessment of whether such results have achieved the success criteria set forth on Exhibit C(such achievement, “Target Validation”). If Target Validation is achieved, (a) the purpose of the Collaboration Program for [***] shall be for the generation of Candidate Drug(s) directed against [***], (b) Company shall promptly prepare and provide to Vertex a Research Plan for [***] meeting the criteria set forth in Section 2.2.1, including, for clarity, a high-level description of the activities Company anticipates are reasonably necessary to identify a Candidate Drug directed against [***] during the Research Term and shall consider any comments from Vertex on such Research Plan in good faith and (c) Company shall promptly commence the Collaboration Program for [***] in accordance with the terms of the Agreement.

2.11.3 Failure to Identify [***] Degrader or Achieve Target Validation. If (a) Company fails to identify a [***] Degrader within [***] months of the date hereof (or such later date as the Parties may mutually agree) or (b) Target Validation is not achieved by the results of the Validation Experiment, (i) Company shall cease all activities under the Collaboration Program for [***] and (ii) upon mutual agreement of the Parties, the Parties shall substitute a Reserved Target, or another mutually-agreed Target, for [***] as a Collaboration Target.

2.11.4 [***]-Related Activities and Payments. For the avoidance of doubt, all activities performed by the Parties under the [***] Early Research Plan and Validation Experiment Work Plan shall be deemed activities performed under this Agreement. In consideration for the activities to be performed by Company under the [***] Early Research Plan, Vertex will pay to Company the payments as set forth in Section 7.14 of this Agreement.

c.
A new Section 7.14 is hereby added following Section 7.13 as follows:

7.14 [***]-Related Payments. Notwithstanding anything to the contrary in the Agreement, (a) Development Milestone Number 1 ([***]) as set forth in Section 7.5.1 of this Agreement shall not be payable with respect to [***] and (b) in addition to the amounts that may become payable by Vertex to Company pursuant to Sections 7.4, 7.5 and 7.6 under this Agreement for the [***] Collaboration Program, Vertex will pay to Company the following:

7.14.1 Additional [***] Milestone Payments. In addition to the Development Milestones set forth in Section 7.5.1 of this Agreement (excluding Development

Exhibit 10.12

Milestone Number 1), Vertex will pay to Company the following one-time milestone payments set forth in this Section 7.14.1 upon the achievement of the relevant milestone events with respect to the Collaboration Target, [***].

[***] Milestone Event	Milestone Payment
[***]	$[***]
[***]	$[***]

2.
Miscellaneous. Except to the extent expressly amended hereby, the terms and provisions of the Agreement shall remain in full force and effect. Sections 13.11 and 13.19 of the Agreement are hereby incorporated herein by reference. This Second Amendment, together with the Agreement as amended hereby, constitutes and contains the complete, final and exclusive understanding and agreement of the Parties and cancels and supersedes all prior negotiations, correspondence, understandings and agreements, whether oral or written, between the Parties respecting the subject matter hereof.

[Signature Page Follows]

Exhibit 10.12

In Witness Whereof, the Parties have by duly authorized persons executed this Second Amendment to Master Collaboration Agreement as of the Second Amendment Effective Date.

VERTEX PHARMACEUTICALS INCORPORATED	KYMERA THERAPEUTICS, INC.
By: /s/ Mark Bunnage	By: /s/ Nello Mainolfi
Name: Mark Bunnage	Name: Nello Mainolfi
Title: SVP Head of Research	Title: CEO

Certain identified information, MARKED BY “[***]”, has been excluded from this exhibit because it is both not material and is the type that the registrant treats as private or confidential.

CONFIDENTIAL

Exhibit 10.12

Exhibit A

Collaboration Targets and Reserved Targets

Schedule 1.35

Collaboration Targets

Name	ENSEMBL GENE ID
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Schedule 1.178

Reserved Targets

Name	ENSEMBL GENE ID
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Certain identified information, MARKED BY “[***]”, has been excluded from this exhibit because it is both not material and is the type that the registrant treats as private or confidential.

CONFIDENTIAL

Exhibit 10.12

Exhibit B

[***] Degrader Criteria

[***]

•
[***]
•
[***]

[***]

•
[***]
•
[***]

[***]

•
[***]
•
[***]

•

Exhibit C

Target Validation Success Criteria

•
[***]
•
[***]
•
[***]